Licence for Game Title
ESPN Inc.
1. Summary

2. Conditions
  * Length of contract

  * Exclusivity

  * Financial Terms

Wimbledon
1. Summary

2. Conditions
  * Length of contract

  * Exclusivity

  * Financial Terms

Partnership Agreement between 2ThumbZ Entertainment and PIXIEM: Signed on 09/01/2005
~ Jeanette "Black Widow" Lee

1. Summary

   2ThumbZ has acquired certain license rights to develop a Jeanette "Black Widow" Lee Nineball game for mobile devices.
   Pixiem will be responsible for the development of the game. 2ThumbZ grants Pixiem the rights to directly publish the game for Nextel, Boost and Dobson in the spcified territory(Norht America and Austalia).
   2ThumbZ retains all remaining publishing rights. 2ThumbZ can grant additional publishing rights to Pixiem by written email from the 2ThumZ CEO.

2. Conditions
  * Game Ownership/ Exclusivity
    2ThumbZ has license rights to develop a Jeanette "Black Widow: Lee Nineball game for mobile devices and Pixiem has the rights to directly publish the game.
    Name ownerhip retained by 2ThumbZ and Jeanette Lee. Game source code/Intellectual Property and Game Concepte ownership is retained by Pixiem.
  * Length of contract/Term
    The term will be for 3 years. The term may be mutually exteded or shorted if the license to Jeanette Lee expires or is extended
    However, the partnership agreement may be terminated by either 2ThumbZ or Pixiem upon 30 days written notice by either party at any time.
    In the event of termination of agreement, payment and royalties will continue as long as this specific product offering is commercially sold.
  * Financial Terms
    2ThumbZ will be responsible for getting Jeanette "Black Widow" Lee license.
    Pixiem will be responsible for developing cost of Jeanette "Black Widow" Lee game.
    Revenue share of net revenue (Gross Revenues from carriers less third party cahrges, including royalty payments to Jeanette "Black Widow" Lee)
    45%:55% (2 ThumbZ:Pixiem) for the first $150,000
    50%:50% for after net revenues reach $150,000

Machester United

SW Vendors
Tira Wireless
1. Summary